Form of Notice of Withdrawal of Tender

       (To be provided only to Investors that call and request the form.)

                         NOTICE OF WITHDRAWAL OF TENDER

                 Regarding Limited Partnership Interests in the

                        SEI OPPORTUNITY MASTER FUND, L.P.

                   Tendered Pursuant to the Offer to Purchase
                            Dated September 30, 2005

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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
                RECEIVED BY THE FUND BY, 5:00 P.M., EASTERN TIME,
               ON OCTOBER 27, 2005, UNLESS THE OFFER IS EXTENDED.

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   COMPLETE THIS NOTICE OF WITHDRAWAL OF TENDER AND RETURN BY MAIL OR FAX TO:

                            SEI Private Trust Company
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 Attn: STAS Team

                               Fax: (610) 676-2010


       For additional information contact your account service director.

       YOU ARE RESPONSIBLE FOR CONFIRMING THAT SEI PRIVATE TRUST COMPANY
        RECEIVES THIS NOTICE OF WITHDRAWAL OF TENDER IN A TIMELY MANNER.

Ladies and Gentlemen:

     The undersigned wishes to withdraw the tender of its limited partnership interest in the SEI OPPORTUNITY MASTER FUND, L.P. (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was
submitted   by   the   undersigned   in   a   Letter   of   Transmittal    dated
_____________________.

This tender was in the amount of:

               [  ]    Entire limited partnership interest.

               [  ]    Portion of limited partnership  interest expressed as
                       a specific dollar value.
                           $-----------

               [  ]    Portion of limited partnership  interest in excess of
                       the Required Minimum Balance.

     The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Fund (or portion of the interest) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

SIGNATURE(S):

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
FOR INDIVIDUAL INVESTORS                                 FOR OTHER INVESTORS:
AND JOINT OWNERSHIP:

-------------------------------------------------        -------------------------------------------
Signature                                                Print Name of Investor
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
IN SUBSCRIPTION DOCUMENTS)


-------------------------------------------------        -------------------------------------------
Print Name of Investor                                   Signature
                                                         (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                         IN SUBSCRIPTION DOCUMENTS)


-------------------------------------------------        -------------------------------------------
Joint Owner Signature if necessary                       Print Name of Signatory and Title
(SIGNATURE OF JOINT OWNER(S) EXACTLY AS APPEARED
IN SUBSCRIPTION DOCUMENTS)


-------------------------------------------------        -------------------------------------------


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


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Print Name of Joint Owner                                Co-signatory if necessary
                                                         (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                         IN SUBSCRIPTION DOCUMENTS)


                                                         -------------------------------------------
                                                             Print Name and Title of Co-signatory


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

Date:_____________


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